                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2003
                                                   ----------------


                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact Name of Registrant as Specified in Charter)


         Ohio                        1-4851                                  34-0526850
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   (State or Other              (Commission File                 (IRS Employer Identification No.)
   Jurisdiction of                  Number)
   Incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (216) 566-2000
                                                     --------------




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Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

         Pursuant to this Current Report on Form 8-K/A, The Sherwin-Williams Company amends "Item 12. Results of Operations and Financial Condition" of its Current Report on Form 8-K filed on October 28, 2003 to correct certain clerical errors contained in the press release furnished as Exhibit 99 thereto. These clerical errors were primarily in the comments of the Chairman and Chief Executive Officer. These errors had no impact on the reported financial results for the third quarter and first nine months of 2003 or expected sales and diluted net income per common share for the fourth quarter and full year 2003.

         A copy of the correct press release issued on October 28, 2003 is furnished with this report as Exhibit 99 and is incorporated herein by reference.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SHERWIN-WILLIAMS COMPANY


October 29, 2003                        By:     /s/ L.E. Stellato
                                           ------------------------------------
                                           L.E. Stellato
                                           Vice President, General Counsel and
                                           Secretary



                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.    EXHIBIT DESCRIPTION
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    99         Press Release of Sherwin-Williams, dated October 28, 2003.


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